UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 5, 2006

                           GULF COAST OIL & GAS, INC.
               (Exact Name of Registrant as Specified in Charter)

             Nevada                   000-32747                   98-0128688
(State or Other Jurisdiction of      (Commission                (IRS Employer
 Incorporation or Organization)      File Number)            Identification No.)

                5847 San Felipe, Suite 1700, Houston, Texas 77057
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 525-4530
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION

As previously reported in its Form 8-K filed on February 7, 2006, Gulf Coast Oil & Gas, Inc. ("we", "our", "us") entered into a Securities Purchase Agreement with Cornell Capital Partners, L.P. ("Cornell Capital"), Certain Wealth, Ltd., and TAIB Bank, B.S.C. (c) (collectively, the "Buyers"), pursuant to which the Buyers agreed to purchase secured convertible debentures in the principal amount of $2,000,000 (the "Debentures"). On February 2, 2006 we sold and issued $1,000,000 in principal amount of Debentures to the Buyers (the "First Closing"). On April 5, 2006, we sold and issued the additional $1,000,000 in principal amount of Debentures to the Buyers (the "April Debentures"). The April Debentures contain the terms and conditions described in the February 7, 2006 Form 8-K, except that the maturity date of the April Debentures is April 5, 2009.

In connection with the issuance of the April Debentures, we paid Yorkville Advisors, LLC $100,000, representing the balance of its commitment fee of $200,000. In addition, the Investor Registration Rights Agreement entered into at the First Closing was amended to provide that (i) we agree to prepare and file a registration statement under the Securities Act of 1933, as amended (the "Registration Statement"), that includes the shares of common stock issuable upon conversion of the Debentures and the Warrants issued in connection with the First Closing by April 7, 2006 and to have the Registration Statement declared effective by the SEC by June 2, 2006 and (ii) we will obtain shareholder consent to the increase of our authorized shares of common stock by April 28, 2006.

Issuance of the securities sold was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The securities were sold to an accredited investor in a private transaction without the use of any form of general solicitation or advertising. The underlying securities are "restricted securities" subject to applicable limitations on resale.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

See Item 2.03 above.

EXHIBITS

Exhibit                       Description                         Location
-------                       -----------                         --------
99.1      Secured Convertible Debenture issued April 5, 2006      Filed herewith
          in the amount of $500,000 to Cornell Capital
          Partners, LP (CCP-2)
99.2      Secured Convertible Debenture issued April 5, 2006      Filed herewith
          in the amount of $250,000 to Certain Wealth, Ltd.
          (CW-2)
99.3      Secured Convertible Debenture dated as of April 5,      Filed herewith
          2006 issued to TAIB Bank, B.S.C.(c) (TAIB-2)
99.4      Amendment No. 2 to Investors Registration Rights        Filed herewith
          Agreement dated as of March 31, 2006


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 7, 2006

                                     GULF COAST OIL & GAS, INC.
                                     (Registrant)


                                     By: /s/ Rahim Rayani
                                         -------------------------------------
                                         Rahim Rayani
                                         President and Chief Executive Officer


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